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                                                 EXHIBIT 10(G)(3)
                                                 ----------------

                         AMENDMENT NO. 3
                           DATED AS OF
                  TO MANAGEMENT AGREEMENT DATED
            BETWEEN         CORPORATION (THE "OWNER")
            AND MARITIME OVERSEAS CORPORATION ("MOC")

                      W I T N E S S E T H :

     IT IS HEREBY MUTUALLY AGREED as follows:

      l.    Section 5(a) of the Management Agreement is  hereby

amended, commencing as of                          , to read as

follows:

           "(a)   For  the duties and services to be  performed

     hereunder,  MOC  shall receive in respect  of  the  Vessel listed on Schedule "A" hereto, during such period as  said

     Vessel  is  chartered  under  Time  Charter  Party   dated

                   ,as  amended from time to time, the  sum  of

     $        per  month,  payable  in  advance  on  the  first

     business day of each month."

      2.   Except as amended hereby, all of the terms and condi

tions of the Management Agreement, as amended by Amendment  No.

2,  shall  remain  unaltered and continue  in  full  force  and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this

Amendment  No. 3 to the Management Agreement the day  and  year first above written.


                                                  CORPORATION

                                By:--------------------------

                                MARITIME OVERSEAS CORPORATION

                               By:-------------------------